Eighth Amendment
to
First Restated Credit Agreement

This EIGHTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (this “Eighth Amendment”), dated as of March 21, 2011, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, a Texas insurance corporation (“AHIC”), HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company), an Arizona insurance corporation (“HIC”), each other Obligor, and THE FROST NATIONAL BANK, a national banking association (“Lender”).

RECITALS:

Borrower, AHIC, HIC, and Lender have previously entered into the First Restated Credit Agreement dated as of January 27, 2006 (such agreement, together with all amendments and restatements, the “Credit Agreement”).

Borrower has requested an increase of the Revolving Commitment and other amendments to the Credit Agreement.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Eighth Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1           Definitions.  All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1           Amendments to Credit Agreement Section 1.1.

(a)           The definition of “Combined Ratio” is deleted in its entirety and the following is substituted in lieu thereof:

“Combined Ratio” means the net combined ratio of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP and in the same manner as used in the determination of the net combined ratio of Borrower and its consolidated Subsidiaries as stated in Borrower’s filed SEC Form 10-Q for the fiscal quarter ended on September 30, 2010.

(b)           The definition of “EBITDA” is deleted in its entirety and the following is substituted in lieu thereof:

“EBITDA” means the sum of (i) the greater of (A) the sum of an amount equal to 10% of Surplus of AHIC, plus an amount equal to 10% of Surplus of HIC, each as at the date of determination, and (B) the sum of AHIC Net Income for the four fiscal quarters of AHIC ended on the date of determination, plus HIC Net Income for the four fiscal quarters of HIC ended on the date of determination, plus (ii) for Borrower and its Subsidiaries (other than AHIC and HIC for each determination pursuant to this clause (ii)) on a consolidated basis, an amount equal to Consolidated Net Income for the four fiscal quarters ended on the date of determination, plus (A) the following to the extent deducted in calculating such Consolidated Net Income: (1) Consolidated Interest Expenses for such period, (2) the provision for federal, state, local and foreign income Taxes payable by Borrower and its Subsidiaries for such period, (3) the amount of depreciation and amortization expense for such period, and (4) without duplication, other expenses of Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, and minus (B) all non-cash items increasing Consolidated Net Income for such period.

(c)           The definition of “Payment Date” is amended by deleting “Business Day” and substituting “day” in lieu thereof.

(d)           The definition of “Revolving Commitment” is amended by deleting “$5,000,000” and substituting “$15,000,000” in lieu thereof.

(e)           The definition of “Revolving Facility L/C Expiration Date” is deleted in its entirety and the following is substituted in lieu thereof:

“Revolving Facility L/C Expiration Date” means the first to occur of (a) May 27, 2012, (b) the date the Revolving Facility L/C Commitment or the Revolving Commitment is terminated pursuant to either Section 2.6 or 9.2, and (c) the date the Obligations are accelerated.

(f)           Credit Agreement Section 1.1 is amended by adding the following in alphabetical order:

“AHIC Net Income” means for any period, the amount of net income of AHIC computed using the same information and in the same manner as was utilized in preparing page 4, line 20 of the September 30, 2010 quarterly regulatory financial statement of AHIC, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after September 30, 2010, the same type of information, computed in the same manner, as contained on page 4, line 20 of such regulatory financial statement of AHIC dated September 30, 2010.

“HIC Net Income” means for any period, the amount of net income of HIC computed using the same information and in the same manner as was utilized in preparing page 4, line 20 of the September 30, 2010 quarterly regulatory financial statement of HIC, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after September 30, 2010, the same type of information, computed in the same manner, as contained on page 4, line 20 of such regulatory financial statement of HIC dated September 30, 2010.

“Revolving Facility L/C Commitment” means $5,000,000.

“Surplus” means (a) if the calculation is made as at the last day of the first three fiscal quarters of AHIC or HIC, the amount of surplus as regards policyholders, computed using the same information and in the same manner as was utilized in preparing page 3, line 36 of the September 30, 2010 quarterly regulatory financial statement of AHIC or HIC, respectively, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after September 30, 2010, the same type of information, computed in the same manner, as contained on page 3, line 36 of such regulatory financial statement of AHIC or HIC, respectively, dated September 30, 2010, or (b) if the calculation is made as at the last day of the fiscal year of AHIC or HIC, the amount of surplus as regards policyholders, computed using the same information and in the same manner as was utilized in preparing page 3, line 37 of the December 31, 2010 annual statements of AHIC or HIC, respectively, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after December 31, 2010, the same type of information, computed in the same manner, as contained on page 3, line 37 of such regulatory financial statement of AHIC or HIC, respectively, dated December 31, 2010.

(g)           Credit Agreement Section 1.1 is amended by deleting the definitions of “Expenses Incurred,” “Expense Ratio,” “Losses Incurred,” “Loss Ratio,” “Premiums Earned” and “Premiums Written”.

2.2           Amendment to Credit Agreement Section 2.5.  Credit Agreement Section 2.5 is deleted in its entirety and the following is substituted in lieu thereof:

2.5           Mandatory Prepayments.  On each date that the Revolving Facility Outstanding Amount exceeds the Revolving Commitment, Borrower shall prepay the Revolving Loans in an amount equal to such excess (each such prepayment made after the Termination Date shall be applied to the unpaid scheduled installment payments of the Revolving Loans in the inverse order of maturity) or, if no Revolving Loans are outstanding, Cash Collateralize the Revolving Facility L/C Obligations in an amount equal to such excess.  On each date that the Revolving Facility L/C Obligations exceed the Revolving Facility L/C Commitment, Borrower shall Cash Collateralize the Revolving Facility L/C Obligations in an amount equal to such excess.  Each mandatory prepayment shall be accompanied by all accrued and unpaid interest thereon.

2.3           Amendment to Credit Agreement Section 2.6.  Credit Agreement Section 2.6 is deleted in its entirety and the following is substituted in lieu thereof:

2.6           Termination and Reduction of Commitments.

(a)           Borrower shall have the right to terminate or reduce the Revolving Commitment and Revolving Facility L/C Commitment at any time.  Each reduction shall be in the minimum amount of $500,000 and a whole multiple of $100,000 in excess thereof.

(b)           On the Termination Date, the Revolving Commitment and Revolving Facility L/C Commitment shall automatically reduce to zero and terminate.

(c)           Borrower shall not have any right to rescind any termination or reduction.  Once terminated or reduced, the Revolving Commitment and Revolving Facility L/C Commitment, respectively, may not be reinstated.

2.4           Amendment to Credit Agreement Section 3.1(a)(i).  Credit Agreement Section 3.1(a)(i) is deleted in its entirety and the following is substituted in lieu thereof:

(a)           (i)  Subject to the terms and conditions of this Agreement, Lender agrees, (A) on any Business Day during the period from the Agreement Date until the Revolving Facility L/C Commitment Expiration Date, to issue Revolving Facility L/Cs for the account of Borrower and each L/C RIC, and to amend or renew Revolving Facility L/Cs previously issued by it, in accordance with Section 3.1(b), and (B) to honor drafts under the Revolving Facility L/Cs; provided that Lender shall not be obligated to make any L/C Credit Extension with respect to any Revolving Facility L/C, if as of the date of and before or after giving effect to such L/C Credit Extension, (1) the Revolving Facility L/C Obligations would exceed the Revolving Facility L/C Commitment, or (2) the Revolving Facility Outstanding Amount would exceed the Revolving Commitment.  Within the foregoing limits, and subject to the terms and conditions hereof, Borrower’s ability to obtain Revolving Facility L/Cs shall be fully revolving, and accordingly Borrower and each L/C RIC may, during the foregoing period, obtain Revolving Facility L/Cs to replace Revolving Facility L/Cs that have expired or that have been drawn upon and reimbursed.  The Revolving Facility L/C Commitment is a subfacility of the Revolving Commitment and not in addition to the Revolving Commitment.

2.5           Amendment to Credit Agreement Section 6.2(b).  Credit Agreement Section 6.2(b) is amended by adding the following:

(v)           Within 60 days after the end of each fiscal quarter of Borrower, a report analyzing the Combined Ratio for such fiscal quarter, such report to be in form and substance satisfactory to Lender.

2.6           Amendment to Credit Agreement Section 6.9.  Credit Agreement Section 6.9 is deleted in its entirety and the following is substituted in lieu thereof:

6.9           Use of Proceeds.  Borrower shall use (a) the proceeds of the Revolving Loans to (i) provide working capital to Borrower and Guarantors, (ii) to acquire capital stock of or make capital contributions to a Person that is either a Subsidiary on the Agreement Date or became a Subsidiary after the Agreement Date as permitted by and in compliance with this Agreement, which capital contribution will result in an increase of paid-in surplus of such Subsidiary in an amount equal to such capital contribution, (iii) to acquire surplus debentures issued by a RIC that is a Domestic Subsidiary of Borrower on the Agreement Date, (iv) to make loans to Domestic Subsidiaries, (v) subject to Section 5.3, to make Permitted Acquisitions, and (vi) to purchase capital stock of Borrower; provided, that each such purchase is made in compliance with all applicable Securities Laws, and (b) the Revolving Facility L/Cs and proceeds of the Revolving Facility L/Cs to secure the performance of Borrower and/or an L/C RIC pursuant to Reinsurance Agreements to which it is or they are a party or such other purpose as Lender may permit in its discretion.

2.7           Amendment to Credit Agreement Section 7.3.  Credit Agreement Section 7.3 is deleted in its entirety and the following is substituted in lieu thereof:

7.3           Combined Ratio.  Borrower shall not permit the Combined Ratio, determined as at the last day of any fiscal quarter of Borrower, to be greater than (a) 102%, with respect to any fiscal quarter of Borrower ended on or before September 30, 2011, or (b) 100%, with respect to any fiscal quarter of Borrower beginning on or after October 1, 2011.

2.8           Amendment to Credit Agreement Section 9.2(a).  Credit Agreement Section 9.2(a) is amended by adding “and the Revolving Facility L/C Commitment” after “Revolving Commitment.”

2.9           Amendment to Credit Agreement Section 9.2(b).  Credit Agreement Section 9.2(b) is amended by adding “and the Revolving Facility L/C Commitment” after “Revolving Commitment.”

2.10           Amendment to Credit Agreement Exhibit J (Compliance Certificate).  Credit Agreement Exhibit J (Compliance Certificate) is deleted in its entirety and a new Exhibit J, in the form of Exhibit J to this Eighth Amendment, is substituted in lieu thereof.

2.11           Amendment to Credit Agreement Schedule 8.1 (Subsidiaries).  Credit Agreement Schedule 8.1 (Subsidiaries) is deleted in its entirety and a new Schedule 8.1, in the form of Schedule 8.1 to this Eighth Amendment, is substituted in lieu thereof.

ARTICLE III

Conditions Precedent

3.1           Conditions.  The effectiveness of this Eighth Amendment is subject to the satisfaction of the following conditions precedent:

(a)           Documents.  Lender shall have received the following in number of counterparts and copies as Lender may request:

(i)           Eighth Amendment.  This Eighth Amendment executed by Borrower, each other Obligor and Lender.

(ii)           Sixth Restated Revolving Note.  The duly executed Sixth Restated Revolving Note, in the form of attached Exhibit A, payable to the order of Lender and in an amount equal to the Revolving Commitment.

(iii)           Obligor Proceedings.  Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Eighth Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

(iv)           Expenses.  Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(v)           Other Documents.  In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b)           No Default.  No Default or Event of Default shall exist after giving effect to this Eighth Amendment (other than the Event of Default described in the Waiver Agreement dated November 2010, among Lender, Borrower and the other Obligors).

(c)           Representations and Warranties.

(i)           All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Eighth Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii)           All of the representations and warranties contained in Article V shall be true and correct on and as of the date hereof and subject to any waiver previously delivered by Lender to Borrower.

ARTICLE IV

Ratification

4.1           Ratification.  The terms and provisions set forth in this Eighth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Eighth Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE V

Representations and Warranties

5.1           Representations and Warranties of all Obligors.  Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Eighth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists (other than the Event of Default described in the Waiver Agreement dated November 2010, among Lender, Borrower and the other Obligors), and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE VI

Miscellaneous

6.1           Reference to Credit Agreement.  Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.2           Severability.  The provisions of this Eighth Amendment are intended to be severable.  If  for any reason any provision of this Eighth Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

6.3           Counterparts.  This Eighth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Eighth Amendment by signing any such counterpart.

6.4           GOVERNING LAW.  THIS EIGHTH AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.  THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE.  BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS EIGHTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

6.5           ENTIRE AGREEMENT.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.

By:
Jeffrey R. Passmore
Chief Accounting Officer

L/C RICs:	AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company)

By:
Jeffrey R. Passmore
Chief Financial Officer

Eighth Amendment to First Restated Credit Agreement - Signature Page

OTHER OBLIGORS:

ACO HOLDINGS, INC.
ALLRISK INSURANCE AGENCY, INC.
AMERICAN HALLMARK AGENCIES, INC.
AMERICAN HALLMARK GENERAL AGENCY, INC.
EFFECTIVE CLAIMS MANAGEMENT, INC.
HALLMARK CLAIMS SERVICE, INC.
HALLMARK FINANCE CORPORATION
AMERICAN HALLMARK INSURANCE SERVICES, INC. (formerly known as Hallmark General Agency, Inc.)
HALLMARK UNDERWRITERS, INC.

By: ________________________________________
Jeffrey R. Passmore
Chief Financial Officer and Treasurer

AEROSPACE CLAIMS MANAGEMENT GROUP, INC.
AEROSPACE HOLDINGS, LLC
AEROSPACE SPECIAL RISK, INC.
TGA INSURANCE MANAGERS, INC. (formerly known as Texas General Agency, Inc.)
TGA SPECIAL RISK, INC.

By: ________________________________________
Jeffrey R. Passmore
Vice President

AEROSPACE FLIGHT, INC.

By: ________________________________________
Cecil R. Wise
Secretary

AEROSPACE INSURANCE MANAGERS, INC.

By: ________________________________________
Jeffrey R. Passmore
Senior Vice President

Eighth Amendment to First Restated Credit Agreement - Signature Page

PAN AMERICAN ACCEPTANCE
CORPORATION

By: ________________________________________
Jeffrey R. Passmore
Chief Financial Officer

Eighth Amendment to First Restated Credit Agreement - Signature Page

LENDER:	THE FROST NATIONAL BANK

By: ________________________________________
Print Name: __________________________________
Print Title: ___________________________________

Eighth Amendment to First Restated Credit Agreement - Signature Page

Exhibit A

Revolving Note

Exhibit A – Revolving Note – Cover Page

Exhibit J

Compliance Certificate

Exhibit J –  Compliance Certificate – Cover Page

Schedule 8.1

Subsidiaries

Subsidiaries of Hallmark Financial Services, Inc.

Name	Jurisdiction of	Percentage
	Organization	Ownership

ACO Holdings, Inc.	Texas	100%
American Hallmark Insurance Co. of Texas	Texas	100%
Effective Claims Management, Inc.	Texas	100%
American Hallmark Ins. Services Inc.
(Formerly Hallmark General Agency, Inc.)	Texas	100%
Hallmark Insurance Company
(Formerly Phoenix Indemnity Ins. Co.)	Arizona	100%
Aerospace Holdings, LLC	Texas	100%
Pan American Acceptance Corp.	Texas	100%
TGA Insurance Managers, Inc.
(Formerly Texas General Agency, Inc.)	Texas	100%
TGA Special Risk, Inc.	Texas	100%
Heath XS, LLC	New Jersey	80%
Hardscrabble Data Solutions	New Jersey	80%
Citon Agency, Inc.	Florida	49%

Subsidiaries of ACO Holdings, Inc.

Name	Jurisdiction of	Percentage
	Organization	Ownership

American Hallmark General Agency, Inc.	Texas	100%
Hallmark Claims Service, Inc.	Texas	100%

Subsidiaries of American Hallmark General Agency, Inc.

Name	Jurisdiction of	Percentage
	Organization	Ownership

Allrisk Insurance Agency, Inc.	Texas	100%
American Hallmark Agencies, Inc.	Texas	100%
Hallmark Underwriters, Inc.	Texas	100%
Hallmark Finance Corporation	Texas	100%

Schedule 8.1 – Subsidiaries – Page 1

Subsidiaries of Aerospace Holdings, LLC

Name	Jurisdiction of	Percentage
	Organization	Ownership

Aerospace Insurance Managers, Inc.	Texas	100%
Aerospace Special Risk, Inc.	Texas	100%
Aerospace Claims Management Group, Inc.	Texas	100%
Aerospace Flight, Inc.	Texas	100%
Mannequin PCC Limited Cell A22	Guernsey

Subsidiaries of American Hallmark Insurance Company of Texas.

Name	Jurisdiction of	Percentage
	Organization	Ownership

Hallmark Specialty Insurance Company
(Formerly Gulf States Insurance Company)	Oklahoma	100%
CYR Insurance Management Company	Texas	100%

Companies Controlled by CYR Insurance Management Company

Name	Jurisdiction of	Percentage
	Organization	Ownership

Hallmark County Mutual Ins. Co.
(Formerly State and County Mutual	Texas (County	Not owned.
Insurance Company)	Mutual)	(100% controlled thru
		Management
		Agreement)

Subsidiaries of Hallmark Insurance Company of Texas.

Name	Jurisdiction of	Percentage
	Organization	Ownership

State Auto National Insurance Company	Ohio	100%

Schedule 8.1 – Subsidiaries – Page 2